UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-21031

ACP Strategic Opportunities Fund II, LLC
(Exact name of registrant as specified in charter)

150 N. Radnor Chester Rd., C-220
Radnor, PA 19087
(Address of principal executive offices) (Zip code)

Gary E. Shugrue
Ascendant Capital Partners LP
150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087
 (Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 688-4180

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ACP Strategic Opportunities Fund II, LLC

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACP Strategic Opportunities
Fund II, LLC

Financial Statements and
Report of Independent Registered Public
Accounting Firm as of and for the
Year Ended December 31, 2010

ACP Strategic Opportunities Fund II, LLC

2010 Overview

Strategy Objective

The ACP Strategic Opportunities Fund II, LLC (“the Master Fund”) seeks capital appreciation through investments focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the Master Fund will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The Master Fund seeks to generate returns that are not highly correlated with traditional stock investments, thereby providing investors with an opportunity for improved diversification of their overall portfolios.

Performance Review

During the fourth quarter of 2010, the ACP Strategic Opportunities Fund II, LLC gained 2.31% net of fees. This compares to gains in the S&P 500 and Russell 2000 of 10.76% and 16.25% respectively. For the full year the Fund gained 2.52% compared to advances in the S&P 500 of 15.06% and 26.86% in the Russell 2000.  Since inception April 2002, the ACP Strategic Opportunities Fund cumulative return has been 50.40% compared to respective gains in the S&P 500 and Russell 2000 of 30.02% and 73.40%. Importantly, during this period, the Fund’s volatility has been 71% less than the S&P 500’s and 78% less than that of the Russell 2000.

The returns of the Master Fund’s current team of managers ranged from -3.30% to +8.00% during the fourth quarter 2010.  For the full year the worst performing investment fund lost -2.21% while the best performing investment fund gained 22.52%. Outside of the market environment, the biggest drag on the ACP Fund’s performance was the 11% YTD loss incurred by a manager who we terminated as of September 30. This cost the Fund about 0.85% in performance and hurt its ability to participate in the market’s late year advance.

During the year the Master Fund invested in five new hedge fund’s and fully redeemed from three. As of December 2010 the Master Fund has seventeen hedge fund investments with the largest investment representing 7.8% of the portfolio and the smallest representing 1.6%. As always, Ascendant’s management actively manages the portfolio through the addition of new talent and the removal of funds that stray from their mandate or do not meet their goals. Additionally, ACP tries to limit volatility through diversification across a number of different equity risk factors, i.e. sector, market capitalization, geography etc.

Overall, 2010 was a difficult year for the strategy. The 2010 equity market was very macro-driven and individual company fundamentals often took a back-seat to larger economic issues. There were a lot of ups and downs and the equity indices’ entire 2010 gain occurred in the last four months of the year. As of August 31, the S&P 500 was down 4.62% and the Russell 2000 down 2.98%.

In hindsight, it seems a primary reason for the market’s move since September was the expectation and ultimate announcement of a second round of quantitative easing (QE2).  Investors embraced a scenario where the Fed would provide liquidity to the weak economy.  This led to a goldilocks environment where stock prices would either improve due to the stimulus or more intervention would be needed, which would ultimately be positive for equities.  For now, the potential negative ramifications from these activities (i.e., higher inflation, lower dollar, etc.) do not seem to be of concern…. for now.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Outlook

As we surmise the outlook for 2011’s equity market we see a number of positive and negative trends in place. On the positive side, it looks like the US economy has stabilized and is beginning to show some life. Additionally, the growth in the emerging markets appears to be for real and could provide a huge market for our goods and services for many years to come. On the negative side, job growth is slow and the deleveraging process in the developed world could take a number of years to work itself out. On balance, while we do not think the world is coming to an end, we also do not believe we are on the threshold of a new secular bull market. The road to where we are going will, no doubt be bumpy.

We feel that our hedged equity strategy is well positioned to prosper in the environment we foresee. Our pipeline of prospective investment funds is robust and we have no shortage of potential candidates to review. In particular we are trying to add more international hedged equity exposure to the Fund. Overall, we expect to continue to maintain a fairly hedged portfolio with our net exposure in the +15% to +25% range.

Lastly, the high correlation environment that inhibited our performance in 2010 seems to be abating. Over the long term stock-picking does matter, especially in the choppy, flattish environment we foresee.

Business Update

Our business continues to grow as hedged equity strategies are being accepted as a more integral part of client’s asset allocations. We continue to enjoy the journey of building Ascendant Capital Partners. As many of you know, with minimal marketing our asset growth has been more measured, but it has been consistently growing. ACP’s assets under management have exceeded $60 million and our number of clients has grown to over 320. We have a number of exciting new prospects and look forward to working with, and serving our partners for many years to come.

We hope this discussion has given you a better understanding of the benefits of our investment approach.  If you have any questions or would like to discuss some of the thoughts in this letter, please contact us.  We welcome your calls and remain committed to being as transparent as possible with regard to how we manage your money.  Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

Performance mentioned for the ACP Strategic Opportunities Fund II, LLC is net of all expenses charged to shareholders.  Performance numbers for the indices mentioned do not reflect the deduction of fees; it is not possible to invest in any particular index.  Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum.  The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the strategy.  Please read it carefully before you invest or send money.  This Fund may not be suitable for all investors.  Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the strategy.

The ACP Strategic Opportunities Fund II, LLC is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The indices mentioned herein are unmanaged indices.  You cannot invest in an index.  Index returns do not reflect the impact of any management fees, transaction costs or expenses.  The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner Funds. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more.  The Russell 2000 Index is composed of U.S. Small Cap Stocks.  The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Risk Factors
•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:
•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Strategic Opportunities Fund II, LLC

For the year ended December 31, 2010

Table of contents

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of
ACP Strategic Opportunities Fund II, LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of ACP Strategic Opportunities Fund II, LLC (the “Master Fund”), including the schedule of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Underlying Funds’ investment advisors or administrators and custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACP Strategic Opportunities Fund II, LLC as of December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments in Underlying Funds, valued at $58,731,421 (99.4% of members’ capital) as of December 31, 2010, whose fair values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based on information provided by the investment managers of the Underlying Funds.

/s/ DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
February 28, 2011

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - December 31, 2010
	Percentage of	Fair
Investments	Members' Capital	Value
Underlying Funds - Long/Short Equity #^

Consumer
Tiedemann/Falconer Partners, L.P. (cost $3,000,000)	5.9%	$3,513,503

Emerging Markets
Prince Street Fund LP (cost $3,000,000)	5.3%	3,154,933

Energy/Utility
Harpswell Capital Partners, LP (cost $3,500,000)	6.2%	3,666,526

Event Driven
Cooper Creek Partners LLC (cost $4,500,000)	8.2%	4,841,157

Financial Services
Castine Partners, LP (cost $2,500,000)	6.3%	3,702,172

Healthcare
CCI Healthcare Partners, L.P. (cost $2,500,000)	4.4%	2,596,107
Expo Health Sciences Fund, L.P. (cost $3,000,000)	5.3%	3,138,466
	9.7%	5,734,573

Industrial/Energy
Sonterra Capital Partners, LP (cost $4,500,000)	8.3%	4,906,996

Large Cap Growth
Emerson Capital Partners, LP (cost $1,000,000)	1.8%	1,033,960

Quantitative
Lightbox Partners, LP (cost $3,500,000)	5.9%	3,493,760

Small Cap Growth
Akahi Fund, L.P. (cost $3,500,000)	7.0%	4,133,791
Bluefin Investors, L.P. (cost $3,000,000)	6.9%	4,076,129
Tessera QP Fund, L.P. (cost $4,000,000)	7.5%	4,420,707
	21.4%	12,630,627

Small/Mid Cap Value
Rivanna Partners, L.P. (cost $3,000,000)	6.2%	3,667,397

Technology
Brightfield Partners, L.P. (cost $2,190,000)	6.0%	3,568,774
CCI Technology Partners, L.P. (cost $1,000,000)	1.8%	1,056,428
STG Capital Partners (QP), L.P. (cost $3,500,000)	6.4%	3,760,615
	14.2%	8,385,817

Total Underlying Funds - Long/Short Equity (cost $51,190,000)	99.4%	58,731,421

Short-Term Investments

Federated Treasury Obligations Fund 0.10% (cost $3,838,880) **	6.5%	3,838,880

Total Short-Term Investments (cost $3,838,880)	6.5%	3,838,880

Total Investments (cost $55,028,880)*	105.9%	$62,570,301

Other Assets and Liabilities	-5.9%	(3,461,534)

Members' Capital	100.0%	$59,108,767

# - Non-income producing securities
^ - Securities in private placement transactions and as such are restricted as to resale.  Total cost and fair value of restricted securities as of December 31, 2010 was $51,190,000 and $58,731,421 respectively.
* - Cost for Federal income tax purposes approximates the amount for financial statement purposes.
** - The rate shown is the annualized 7-day yield as of December 31, 2010.
Net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$7,547,661
Gross Unrealized Depreciation	(6,240)
Net Unrealized Appreciation	$7,541,421

The Liquidity provisions of each Underlying Fund are described in the notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members' Capital
December 31, 2010

Assets:

Investments in underlying funds, at fair value (cost, $51,190,000)	$58,731,421
Investments in short-term investments (cost $3,838,880)	3,838,880
Receivables:
Investments funded in advance	1,000,000
Redemption from underlying fund	76,757
Receivable from Investment Manager	55,334
Due from affiliates	3,400
Dividends	50
Other assets	12,693
Total assets	63,718,535

Liabilities:
Withdrawals payable	3,908,673
Contributions received in advance	590,000
Accrued expenses:
Professional fees	82,000
Accounting and administration fees	12,748
Custody fees	1,341
Other accrued expenses	15,006
Total liabilities	4,609,768
Members' capital	$59,108,767

Members' capital
Represented by:
Capital contributions (net)	$49,934,766
Accumulated net investment loss	(4,060,697)
Accumulated net realized gain on investments	5,693,277
Net unrealized appreciation on investments	7,541,421
Members' capital	$59,108,767
Units Outstanding (100,000,000 units authorized)	3,924,576
Net Asset Value per Unit (offering and redemption price per unit)	$15.06

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
Year ended December 31, 2010

Investment Income
Dividends	$555
Total investment income	555

Expenses
Investment management fees	566,467
Board of Directors' and officer's fees	108,000
Professional fees	101,972
Accounting and administration fees	77,207
Research fees	65,000
Insurance expense	19,400
Custody fees	7,094
Other expenses	39,226
Total expenses	984,366

Net investment loss	(983,811)

Realized and unrealized gains from investments
Net realized gains from investments in underlying funds	2,305,707
Net increase in unrealized appreciation on investments in underlying funds	80,061
Net realized and unrealized gains from investments	2,385,768

Net increase in members's capital resulting from operations	$1,401,957

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statements of Changes in Members' Capital

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Members' capital - beginning of year	$37,113,344	$35,621,671
Capital contributions	33,617,176	8,790,595
Capital withdrawals	(13,023,710)	(11,234,230)
Net investment loss	(983,811)	(736,737)
Net realized gains from investments in underlying funds	2,305,707	1,636,789
Net increase in unrealized appreciation on investments in underlying funds	80,061	3,035,256
Members' capital - end of year	$59,108,767	$37,113,344

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
Year ended December 31, 2010

Cash flows from operating activities:
Net increase in members's capital resulting from operations	$1,401,957
Adjustments to reconcile net increase in members's capital resulting from operations to net cash used in operating activities:
Net realized gains from investments in underlying funds	(2,305,707)
Net increase in unrealized appreciation on investments in underlying funds	(80,061)
Cost of investments in underlying funds purchased	(31,500,000)
Proceeds from redemptions of investments in underlying funds	6,805,707
Net sale of money market fund	712,786
Investments funded in advance	4,000,000
Redemption from underlying fund	4,901,176
Due from affiliates	18,350
Dividends	25
Other assets	2,313
Professional fees	26,438
Accounting and administration fees	2,345
Custody fees	338
Other accrued expenses	15,006
Net cash used in operating activities	(15,999,327)
Cash flows from financing activities:
Capital contributions received (net of change in contributions received in advance)	31,587,176
Capital withdrawals paid (net of change in withdrawals payable)	(15,587,849)
Net cash provided by financing activities	15,999,327

Net change in cash	-

Cash at beginning of year	-

Cash at end of year	$-

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Financial Highlights

	For the Year Ended December 31,
	2010		2009		2008		2007		2006
NET ASSET VALUE, Beginning of Year	$14.71		$13.27		$14.68		$13.07		$12.10

INVESTMENT OPERATIONS
Net investment loss	(0.31	) (a)	(0.27	) (a)	(0.31	) (a)	(0.25	) (a)	(0.16	) (a)
Net realized and unrealized gain (loss) from investments in Underlying Funds	0.66		1.71		(1.10)		1.86		1.13
Total from investment operations	0.35		1.44		(1.41)		1.61		0.97

NET ASSET VALUE, End of Year	$15.06		$14.71		$13.27		$14.68		$13.07

TOTAL RETURN	2.38%		10.85%		(9.60)%		12.32%		8.02%

RATIOS / SUPPLEMENTAL DATA
Members' Capital at end of reporting period (000's omitted)	$59,109		$37,113		$35,622		$37,450		$27,130

Ratios to Average Net Assets:
Net investment loss	(2.04)%		(1.94)%		(2.19)%		(1.83)%		(1.26)%
Expenses, net of reimbursements/waiver of fees	2.04%		1.95%		2.29%		2.17%		1.67%
Expenses, excluding reimbursements/waiver of fees	2.04%		1.95%		2.29%		2.38%		2.98%

PORTFOLIO TURNOVER RATE	16%		16%		19%		12%		11%

(a) Calculated using average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

1.	Organization and Investment Objective

ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended. The Master Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the “Underlying Funds”). The Investment Manager (as defined below) invests the Master Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum, as well as short-term investments whose goal is to return nominal interest income while maintaining the full principal amount of the investment.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager (“Investment Manager”) to the Master Fund. The Master Fund has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Master Fund is vested in the individuals who serve as the Board of Directors of the Master Fund (the “Board”).

2. Significant Accounting Policies

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Underlying Funds

The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment advisors, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.   Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s members’ capital if the judgments of the Board, the Investment Manager or investment advisors to the Underlying Funds should prove incorrect.  Investment advisors to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund more frequently.  The interests in the Underlying Funds in which the Master Fund invests or plans to invest are generally illiquid.  The Master Fund may not be able to dispose of Underlying Fund interests that it has purchased.  As of December 31, 2010, these investments, valued at $58,731,421, represented approximately 99.4% of the members’ capital of the Master Fund.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund and is valued at fair value. The fair value is based on the published net asset value of the fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In accordance with GAAP, fair value is defined as the price that the Master Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP follows a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – Quoted prices in active markets for identical investments
•	Level 2 – Other significant observable inputs (including, but not limited to quoted prices for similar investments, interest rates, prepayment speeds, or credit risk).
•	Level 3 – Significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk ssociated with investing in those securities.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the Master Fund’s investments carried at value:

Valuation Inputs	Investments
Level 1 – Quoted Prices	$3,838,880
Level 2 – Other Significant Observable Inputs	55,083,490
Level 3 – Significant Unobservable Inputs	3,647,931

Total	$62,570,301

See the Schedule of Investments for further detail on the industry/strategy of the Underlying Funds.

The following table presents additional information about Level 3 assets measured at fair value.  Both observable and unobservable inputs may be used to determine the fair value of positions that the Master Fund has classified within the Level 3 category.  As a result, the unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable and unobservable inputs.

Changes in Level 3 assets measured at fair value for the year ended December 31, 2010 were as follows:

Assets

Investments in underlying funds,at fair value	$-	$147,931	$3,500,000	$-	$-	$3,647,931	$147,931

(a)
Realized and unrealized gains and losses are all included in net realized gains from investments in underlying funds and net increase in unrealized appreciation on investments in underlying funds in the statement of operations.

(b)
The change in unrealized gains (losses) for the year ended December 31, 2010 for investments still held at December 31, 2010 are reflected in net increase in unrealized appreciation on investments in underlying funds in the statement of operations.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”), Improving  Disclosures about Fair Value Measurements, which among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e. to present such items as gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy as well as new disclosures regarding transfers in and out of Level 1 and 2.  ASU 2010-06 is effective for the interim and annual periods beginning December 15, 2009 and interim periods within those fiscal years.  The Master Fund’s Investment Manager has adopted the amended guidance and determined that there was no material impact to the Master Fund’s financial statements except for the additional disclosure made in the notes.  The Master Fund discloses significant transfers between Level 1 and 2 on valuations at the end of the reporting period.  For the year ended December 31, 2010, there were no transfers between Level 1 and 2.  Disclosure about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  The Master Fund has chosen to adopt ASU 2010-06 for the year ended December 31, 2010.

Net Asset Valuation

The Master Fund will calculate the net asset value per Unit in U.S. dollars as determined as of the close of business of the New York Stock Exchange, (generally 4:00 p.m. Eastern Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended.

Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis.  Realized gains and losses on investment transactions are recorded on an identified-cost basis. Interest is recognized on the accrual basis.  Dividends are recognized on the ex-dividend date.

Master Fund Level Expenses

The Investment Manager had agreed to reimburse certain expenses (other than the Management Fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007.  As of December 31, 2010, the remaining receivable from the Investment Manager associated with this expense reimbursement totaled $55,334. The Investment Manager has entered into an arrangement with the Master Fund’s Board to repay the outstanding receivable due to expense reimbursement by December 31, 2011, if not sooner. The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Master Fund's former administrator.

Income Taxes

The Master Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Master Fund (each a “Member”, together the “Members”) will be treated as a partner of the Master Fund and, as such, will be taxed upon its distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits for each taxable year of the Master Fund ending with or within each Member’s taxable year.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Income Taxes (continued)

In accordance with GAAP, the Investment Manager is required to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Master Fund recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.  Based on the Master Fund’s evaluation, the Master Fund has determined the major tax jurisdictions where the Master Fund is organized and where the Master Fund makes investments; however no reserves for uncertain tax positions were required to have been recorded as a result of the evaluation for any of the Master Fund’s open tax years.  However, the Investment Manager’s conclusions regarding this policy may be subject to adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.   No other income tax liability or expense has been recorded in the accompanying financial statements.  The Master Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed.  No interest expense or penalties have been assessed for the year ended December 31, 2010.

The Master Fund files U.S. federal, Pennsylvania and New Jersey state returns.  No income tax returns are currently under examination.  The Master Fund’s U.S. federal and state tax returns remain open for examination for the years ended December 31, 2007 through December 31, 2010.

Cash

The Master Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses.  Such cash, at times, may exceed federally insured limits.   The Master Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk.  At December 31, 2010, the Master Fund did not hold any cash in this account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreased in members’ capital from operations during the reporting period. Actual results could differ from these estimates.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

3. Allocation of Members’ Capital Account

The Master Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

4. Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”). The base Management Fee is currently equal to 1.50% of the Master Fund’s members’ capital as of the beginning of each month and is subject to a performance adjustment based on the Master Fund’s rolling twelve-month return. If a performance adjustment occurs, the Management Fee will be reduced to 1.00% per annum. For the year ended December 31, 2010, the Master Fund expensed Investment Manager fees totaling $566,467 as disclosed on the Statement of Operations, of which no amount was payable to the Investment Manager at December 31, 2010. Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone. All directors are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. In addition, the Master Fund’s Chief Compliance Officer received $80,000 for services rendered in 2010, which is included as a component of Board of Directors’ and officer’s fees in the accompanying Statement of Operations.

5.  Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Master Fund.  In this capacity, Pinnacle provides certain accounting, record keeping and investor related services. The Master Fund pays a fee based on the percentage of its net assets, subject to a monthly minimum amount.  UMB Bank (“UMB”) serves as the Master Fund’s custodian for which UMB is paid a fee based on the market value of the Underlying Funds plus transaction charges.

6. Investment Transactions

Total purchases of Underlying Funds for the year ended December 31, 2010, amounted to $31,500,000. Total proceeds from redemptions of Underlying Funds for the year ended December 31, 2010, amounted to $6,805,707. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Underlying Funds when known. The Master Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Master Fund as of December 31, 2010.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

7. Risk Factors

An investment in the Master Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

8. Investments

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds and Short-Term Investments.

Akahi Fund, LP seeks to achieve superior risk adjusted returns by employing a fundamental, small cap, long/short equity strategy. This Underlying Fund maintains a low net exposure, usually +/- 5%, although they may go to +/- 20%. This Underlying Fund overlays its stock selection with rigorous risk controls to assure that they remain within their stated exposure levels. With at least 30 days written notice a limited partner may withdraw all or a part of their capital account balance as of the last day of any fiscal quarter that occurs on or after the day preceding the first anniversary of such limited partner’s admission to the partnership. The Master Fund is no longer subject to the lock up.

Bluefin Investors LP seeks to achieve high risk adjusted returns through investing in small and mid-cap equities that have been overlooked by the investment community. This Underlying Fund manages long and short exposure to preserve capital during periods of market stress. The fund has no lock-up but has a 3% redemption fee for withdrawals made in the first year. The Underlying Fund allows for quarterly redemptions with 35 days notice.  The Master Fund is no longer subject to the redemption fee.

Brightfield Partners, L.P. seeks to achieve superior long-term rates of return primarily through investments in publicly traded U.S. equities in the technology sector. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.  The Master Fund is no longer subject to the lock up.

Castine Partners, LP seeks to achieve long-term capital appreciation through investment primarily in publicly traded equity securities of United States financial institutions. This Underlying Fund allows for withdrawals semi-annually on June 30 and December 31 upon 45 days prior notice, after two years have elapsed since initial as well as each additional investment.  The Master Fund’s additional investment of $500,000 on October 1, 2010 is subject to this lock up until September 30, 2011.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Underlying Funds (continued)

CCI Healthcare Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk.  The Underlying Fund pursues this objective by generally investing through a “master-feeder” structure in CCI Healthcare Master Fund, Ltd., which, in turn, invests in publicly traded common stocks and other equity securities of U.S. and non-U.S. companies engaged in the healthcare and life science sector (e.g., pharmaceuticals, biotechnology, genomics, medical technology, specialty pharmaceuticals, hospital services and other health services). This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after one year has elapsed since initial as well as additional investments.  The fund will charge a 2% redemption fee for withdrawals made in the first year.  The Master Fund’s investment of $1,000,000 made on January 1, 2010 is subject to the redemption fee through December 31, 2011; the investment of $500,000 made on April 1, 2010 is subject to the redemption fee through March 31, 2011; the investment of $500,000 made on June 1, 2010 is subject to the redemption fee through May 31, 2011; and the investment of $500,000 made on July 1, 2010 is subject to the redemption fee through June 30, 2011.

CCI Technology Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk.  This Underlying Fund invests in publicly traded common stocks and other equity related securities of companies engaged in the information technology sector (e.g., communications, computers, consumer electronics, internet, semiconductor and software). This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after one year has elapsed since initial investment and charges a 2% redemption fee for withdrawals made in the first year.  The Master Fund’s investment of $1,000,000 made on November 1, 2010 is subject to the redemption fee through October 31, 2011.

Cooper Creek Partners LLC seeks to achieve absolute capital appreciation with an emphasis on capital preservation by pursuing a long/short, value-oriented, catalyst driven investment strategy. This Underlying Fund invests in a concentrated portfolio consisting primarily of listed small-capitalization and mid-capitalization equity securities (market capitalization of $500 million to $10 billion) of U.S. issuers, and to a limited extent, issuers in Canada and developed markets in Western Europe. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.  The Underlying Fund charges a 3% redemption fee for withdrawals made in the first year.  The Master Fund’s investments of $4,500,000 are subject to the redemption fee through March 31, 2011, as the initial investment of $1,000,000 was made on April 1, 2010.

Federated Treasury Obligations Fund is a U.S. open-end money market fund. This short-term investment’s objective is to provide current income consistent with the stability of principal.  It invests primarily in a portfolio of short-term U.S. Treasury securities which include repurchase agreements collateralized fully by U.S. Treasury securities and has daily liquidity.

Emerson Capital Partners, L.P. has an investment objective of achieving superior absolute and risk adjusted returns primarily in U.S. equities using a long/short approach to the consumer sector, service industries and special situations. The Underlying Fund will invest substantially all of its assets through a “master-feeder” fund structure and become a limited partner of Emerson Capital Master Fund, L.P.  The Underlying Fund allows for monthly redemptions with 30 days notice and has no lock up period.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Underlying Funds (continued)

Expo Health Sciences Fund, L.P. seeks to generate superior absolute risk-adjusted returns through the purchase and sale of healthcare and healthcare-related securities. The Underlying Fund invests primarily in securities consisting principally, but not solely, of healthcare-related equity securities that are traded publicly in U.S. and foreign markets. This Underlying Fund allows for quarterly redemptions with 30-days notice after one year has elapsed since the initial as well as any additional investments.  The Master Fund’s investment of $1,000,000 made on August 1, 2010 is locked up until July 31, 2011; the investment of $1,000,000 made on October 1, 2010 is locked up until September 30, 2011; and the investment of $1,000,000 made on November 1, 2010 is locked up until October 31, 2011.

Harpswell Capital Partners, LP is a market neutral equity fund that invests primarily in the energy and utility sectors. This Underlying Fund seeks to provide attractive risk-adjusted returns while actively managing exposure to commodities as well as other risk factors.  Harpswell utilizes fundamental analysis and places great emphasis on capital preservation. This Underlying Fund allows for quarterly redemptions with 30 days notice after one year has elapsed since the initial investment.  The Underlying Fund will charge a 4% redemption fee for withdrawals made in the first year.  The Master Fund is no longer subject to the redemption fee.

Lightbox Partners LP seeks to earn significant risk adjusted returns by investing and trading in securities and other financial instruments consisting primarily of publicly-traded stocks, index futures, options and related instruments. The Underlying Fund will invest all of its investable assets, other than short-term assets awaiting contribution or distribution, through a “master-feeder” fund structure and become a shareholder in Lightbox Master Fund, Ltd.  This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment; or the fund will allow for monthly redemptions with 30 days notice and a 1% penalty fee.  The Underlying Fund will charge a 3% redemption fee on any investment (initial or additional) that is withdrawn before its one year anniversary.  The Master Fund’s investment of $1,000,000 from January 1, 2010 is subject to the redemption fee through December 31, 2010; the investment of $500,000 made on June 1, 2010 is subject to the redemption fee through May 31, 2011; and the investment of $500,000 made on July 1, 2010 is subject to the redemption fee through June 30, 2011.

Prince Street Fund LP seeks to achieve capital appreciation through superior investment returns on a long-term compound basis (5-10 years) while minimizing correlation with the U.S. market. This Underlying Fund invests using long and short investment strategies in emerging and frontier markets. The fund expects to invest all or substantially all of its assets in, and to hold all or substantially all of its investments indirectly through a “master-feeder” structure and become a shareholder in Prince Street International Ltd. This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.  The Underlying Fund will charge a 5% redemption fee on any investment (initial or additional) that is withdrawn before its one year anniversary.  The Master Fund’s investment of $1,000,000 from January 1, 2010 is subject to the redemption fee through December 31, 2010; the investment of $500,000 made on July 1, 2010 is subject to the redemption fee through June 30, 2011; the investment of $500,000 made on August 1, 2010 is subject to the redemption fee through July 31, 2011; and the investment of $1,000,000 made on October 1, 2010 is subject to the redemption fee through September 30, 2011.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Underlying Funds (continued)

Rivanna Partners, L.P. is a "bottom-up" long/short U.S. equities fund.  This Underlying Fund focuses on a broad range of industries including technology, industrial products, consumer products and services, energy and natural resources.  The Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.  The Master Fund is no longer subject to the lock up.

Sonterra Capital Partners, LP seeks to achieve significant risk adjusted returns which are largely uncorrelated with the overall market and not subject to systematic risks. This Underlying Fund intends to accomplish this objective through the use of a hedged strategy which limits the overall net market exposure while also emphasizing the use of shorts primarily for alpha generation. The Underlying Fund invests substantially all of its assets through a “master-feeder” fund structure in Sonterra Capital Master Fund, Ltd.  This Underlying Fund allows for monthly redemptions with 30 days notice.  There is no lockup on this fund

STG Capital Partners (QP), LP seeks to maximize returns while preserving capital primarily by investing in U.S. equities with a focus on the technology sector. This Underlying Fund generally maintains a low net exposure to the overall market. The Underlying Fund has a one year lock-up on new investments and quarterly redemptions with 45 days notice.  The Underlying Fund will charge a 2% redemption fee on the initial investment if withdrawn prior to its one year anniversary.  The Master Fund is no longer subject to the lock up.

Tessera QP Fund, L.P. seeks to achieve capital appreciation through investments in securities. This Underlying Fund will utilize a range of investment strategies, including investing in publicly-traded equity securities, both long and short, as well as equity-related securities, including options and exchange traded funds (ETFs). This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.  The Underlying Fund will charge a 3% redemption fee on the initial investment if withdrawn before its one year anniversary.  The Master Fund’s initial investment of $1,000,000 made on January 1, 2010 is subject to the redemption fee through December 31, 2010.

Tiedemann/Falconer Partners, L.P. seeks to maximize absolute returns through investing both long and short in U.S. common equities, option contracts tied to such equities, exchange traded funds and American Depository Receipts. This Underlying Fund allows for quarterly redemptions upon 45 days prior notice with no lockup.

9. Redemptions and Repurchase of Units and Distributions

With very limited exceptions, as outlined in the Master Fund’s Private Placement Memorandum, units are not transferable. No Member or other person holding a Unit will have the right to require the Master Fund to redeem that Unit or a portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Master Fund.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

9. Redemptions and Repurchase of Units and Distributions (continued)

The Board may, from time to time and in their sole discretion, cause the Master Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board that the Master Fund offer to repurchase Units from Members four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.

The Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

10. Capital Stock Transactions

Transactions in Units are as follows:
	For the Year ended December 31, 2010	For the Year ended December 31, 2009

Number of Units issued	2,275,133	615,760
Number of Units redeemed	(874,088)	(776,461)
Net increase / (decrease) in Units outstanding	1,401,045	(160,701)
Units outstanding, beginning	2,523,531	2,684,232
Units outstanding, end	3,924,576	2,523,531

On December 31, 2010, two members held approximately 78% of the outstanding Units of the Master Fund. These two members are comprised of affiliated feeder funds, which are themselves owned by several shareholders.

11. Guarantees

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12.  Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Management has determined that there are no material events, except as set forth below, which would require disclosure in the Master Fund’s financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

12.  Subsequent Events (continued)

For the period from January 1, 2011 through February 28, 2011, the Members contributed $1,625,000 to the Master Fund, of which $590,000 was received prior to December 31, 2010.

The Master Fund was informed on February 4, 2011, that STG Capital Partners (QP), LP has decided to commence dissolution effective immediately.  The Master Fund will receive approximately 90% of its February 28, 2011 value upon completion of the February 28, 2011 valuation, with the remainder to be paid upon completion of STG Capital Partners (QP), LP’s audit.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

The business of the Master Fund is managed under the direction of the Board of Directors. The identity of the members of the Master Fund’s Board of Directors (each, a “Director”) and brief biographical information for each Director for the past five (5) years is set forth below.

Independent Directors

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
John Connors Age: 68 506 Bay Drive, Vero Beach, FL 32963	Director	Term: Indefinite Length: 2002 - present	Portfolio Manager, Guyasuta Investment Advisors (2000-present)	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
Robert Andres Age: 72 Andres Capital Management 11 Twin Creek Lane, Berwyn, PA 19312	Director	Term: Indefinite Length: 2004 – present	Senior Vice President, Chief Investment Strategist, Envestnet/PMC (2008-present); President, Andres Capital Management (2007-2008); CIO, Fixed Income Haverford Trust (2005-2007).	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
James Brinton(1) Age: 56 123 West Lancaster Ave., Wayne, PA 19087	Director	Term: Indefinite Length: 2007 - present	President, Robert J. McAllister Agency, Inc. (Independent Insurance Broker) (1979-present).	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	Quaker Investment Trust (8 series).

(1)  James Brinton is President of the Robert J. McAllister Agency which receives compensation from the Master Fund for providing certain insurance brokerage services. The Independent Directors have determined that such compensation, which is less than $5,000 per year, does not disqualify Mr. Brinton as an Independent Director.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

Interested Director(s)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Mr. Gary E. Shugrue(2) Age: 56 150 N. Radnor Chester Road, Suite C-220, Radnor, Pa 19087	Director and Investment Manager	Term: Indefinite Length: 2007- present (Director) 2001 – present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP (2001- present);	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC).	Dundee Wealth Funds; and Quaker Investment Trust (8 series); and Project H.O.M.E. (investment committee member)

(2)   Mr. Shugrue is deemed to be an “interested person” due to his position with and ownership in the Investment Manager.

The Statement of Additional Information includes additional information about the Master Fund’s directors and is available, without charge, upon request, by calling collect 610-688-4180.

Audit Committee

The Audit Committee was formed in September 2007 and is composed of Messrs. Brinton, Connors and Andres. Although the Board has not designated an Audit Committee Financial Expert, each member of the Audit Committee has significant financial industry expertise.  Messrs. Connors and Andres each have more than forty (40) years experience in the investment and securities industries.  Mr. Brinton has served on other investment company boards and has worked in the insurance industry for more than twenty-five (25) years.  All three members of the Audit Committee are disinterested persons as defined by the Investment Company Act.  The Audit Committee does not believe that adding a specific Financial Expert would materially increase the Committee’s judgment or effectiveness.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

Nominating Committee

The Nominating Committee was formed in September 2007 and is composed of Messrs. Connors, Andres and Brinton.  The principal responsibilities of the Nominating Committee are the consideration, recommendation and nomination of candidates to fill vacancies on the Board, if any. The Nominating Committee does not consider nominees recommended by Members. The Nominating Committee meets periodically, as necessary. Prior to the formation of the Nominating Committee in September 2007, the full Board acted as the Nominating Committee.

It is the Nominating Committee’s policy to identify potential nominees based on suggestions from Gary Shugrue, as Investment Manager of the Master Fund and other members of the Board and to evaluate such persons as a committee. In addition, from time to time, the Nominating Committee may determine that it requires a Director with a particular expertise or qualification and will actively recruit such a candidate.

The Nominating Committee reviews and evaluates each candidate’s background, experience and other qualifications as well as the overall composition of the Board, and recommends to the Board for its approval the slate of Directors to be nominated for election at any annual or special meeting of the Members at which Directors are to be elected.

The Nominating Committee considers all applicable legal and regulatory requirements that govern the composition of the Board.

ACP Strategic Opportunities Fund II, LLC

Fund Management (unaudited)

Set forth below is the name, age, position with the Master Fund, term of office and length of time served, and the principal occupation for the last five (5) years of each of the persons currently serving as Executive Officers of the Master Fund. Unless otherwise noted, the business address of each officer is 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Name & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gary Shugrue Age: 56	Director and Investment Manager	Term: Indefinite Length: 2007-present (Director) 2001-present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP. ( 2001- present);
Stephanie Strid Davis Age: 40	Director of Fund Administration and Chief Compliance Officer	Term: Indefinite Length: 2001 – present (Director Fund Administration) 2008-present (Chief Compliance Officer)	Director, Client Service and Fund Operations of Ascendant Capital Partners, LP; (2001-present); Chief Compliance Officer (2008 – present).

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the most recent 12-month period ended December 31, 2010 is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The Master Fund’s Form N-Q is also available from the Master Fund, without charge and upon request, by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

ACP Strategic Opportunities Fund II, LLC

Item 2. Code of Ethics.

(a)  The registrant, as of the end of the period covered by this report, has adopted a code of ethics (“Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)  There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)  The registrant, during the period covered by the report, has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

(e)  Not applicable.

(f)(3)  The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request should be made by calling the registrant collect at 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Board of Directors (the "Board") of the registrant has determined that the Board's audit committee does not have an "audit committee financial expert," as the Securities and Exchange Commission has defined that term.  After carefully considering all of the factors involved in the definition of "audit committee financial expert,” the Board determined that none of the members of the audit committee met all five qualifications in the definition, although some members of the audit committees met some of the qualifications.  The Board also determined that while the audit committee members have general financial expertise, given the size and activities of the registrant and in light of the nature of the accounting and valuation issues presented over the past several years, it did not appear that the audit committee members lacked any necessary skill to serve on the audit committee.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,500 for 2009 and $38,500 for 2010.

ACP Strategic Opportunities Fund II, LLC

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2009 and $0 for 2010.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee pre-approves all audit and permitted non-audit services the independent auditor provides to the registrant, and all services that the independent auditor provides to the registrant’s investment adviser(s) and advisory affiliates (whether or not directly related to the registrant’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval. A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the registrant, its investment adviser, and advisory affiliates that provide ongoing services to the registrant for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the registrant did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the registrant and the registrant approves them before the audit is complete.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) Not applicable

ACP Strategic Opportunities Fund II, LLC

(d) Not applicable.

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2009 and $0 for 2010.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

As of December 31, 2010, the portfolio holdings of the non-registered funds in which the registrant primarily invests (the “Underlying Funds”) by reasonable identifiable categories were as follows:

Long/Short Equities	99.4%
Consumer	5.9%
Emerging Markets	5.3%
Energy / Utility	6.2%
Event Driven	8.2%
Financial Services	6.3%
Healthcare	9.7%
Industrial / Energy	8.3%
Large Cap Growth	1.8%
Quantitative	5.9%
Small Cap Growth	21.4%
Small / Mid Cap Value	6.2%
Technology	14.2%
Money Market	6.5%
Other Assets and Liabilities	-5.9%

ACP Strategic Opportunities Fund II, LLC

All assets other than cash investments, which represent -5.9% of the registrant’s portfolio, should be considered illiquid investments. In this regard, all Underlying Funds should be considered illiquid investments.  These investments represent 99.4%% of the registrant’s portfolio.  The liquidity provisions of each Underlying Fund are described in the Notes to the Financial Statements for the registrant.  The registrant is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933, as amended.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

Special situations affecting the calculation of net asset value may arise form time to time.  Generally, the registrant, the investment adviser and the administrator will not be able to examine or verify the valuations provided by the Underlying Funds.  Absent bad faith or manifest error, the determination of net asset value of the registrant is conclusive and binding on all investors.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policy and Procedures are set forth below:

ASCENDANT CAPITAL PARTNERS, LP
ACP STRATEGIC OPPORTUNITIES FUND II, LLC
ACP FUNDS TRUST

Proxy Voting Policy and Procedures

Ascendant Capital Partners, LP (Ascendant or ACP), acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in ACP's care include voting securities, and except where the client has expressly reserved to itself the duty to vote proxies, it is ACP's duty as a fiduciary to vote all proxies relating to such voting securities.

Duties with Respect to Proxies:

Ascendant has an obligation to vote all proxies appurtenant to voting securities owned by its client accounts in the best interests of those clients. In voting these proxies, Ascendant may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Ascendant will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. Ascendant shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

ACP Strategic Opportunities Fund II, LLC

Because Ascendant primarily invests client assets in funds exempt from registration and regulation under the federal securities laws, and since the interest it acquires in such funds typically is a non-voting limited partner or member interest (except under specified, often unusual circumstances), Ascendant does not expect there to be many (if any) meetings convened at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients.

Nonetheless, where client holdings are voting securities and a meeting of security holders is convened, Ascendant will take the following steps to carry out its fiduciary duties as to the client and its assets:

Ascendant will track shareholder meetings convened by companies whose voting securities are held in its client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Ascendant will rely principally upon research received from, or otherwise delegate all or certain aspects of the proxy voting process to, Institutional Shareholder Services and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.

To the extent that it relies upon or delegates duties to PVS, Ascendant will periodically review the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. As appropriate, Ascendant will periodically satisfy itself that PVS operates a system reasonably designed to identify all such meetings and to provide ACP with timely notice of the date, time and place of such meetings.

Ascendant will further review the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and will satisfy itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Ascendant's client accounts, Ascendant has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with its preferences. PVS will vote any such shares subject to that direction in strict accordance with all such instructions.

Conflicts of Interest:

Ascendant's stock is not publicly traded, and it is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no ACP affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts. Therefore, it believes that any particular proxy issues involving companies that engage Ascendant, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients.

Nevertheless, in order to avoid even the appearance of a conflict of interest, the officers of Ascendant will determine, by surveying the Firm's employees or otherwise, whether Ascendant, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction to PVS on a given vote or issue. Further to that end, ACP will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Ascendant client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review. Ascendant will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

ACP Strategic Opportunities Fund II, LLC

Obtaining Proxy Voting Information:

To obtain information on how Ascendant voted proxies, please contact:

Gary E. Shugrue
c/o Ascendant Capital Partners, LP
150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087
610-99688-4180

Recordkeeping:

ACP shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Ascendant that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 21st day of December, 2010

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)     Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this report, Gary E. Shugrue is the Founder, President and Chief Investment Officer of Ascendant Capital Partners, LP (“ACP”), the investment manager to the registrant.  Mr. Shugrue serves as portfolio manager to the registrant as well as the ACP Funds Trust.  He started ACP in August 2001 as a subsidiary of Turner Investment Partners, a $13 billion asset management firm. He brings nineteen years of hedge fund experience and over thirty one years overall investment experience to the firm. From 1988 to 2000 he served as the co-founder and partner of Argos Advisors LLC, an equity hedge fund firm. From 1981 to 1988 he was a Vice President in Institutional Equity Sales with Kidder Peabody, Prudential Securities and Merrill Lynch servicing large institutional clients in the Mid-Atlantic area. From 1977 to 1979 he was an Account Executive with Merrill Lynch. He earned his MBA in Finance from the University of Pennsylvania’s Wharton School in 1981 and his BS in Accounting from Villanova University in 1976.

ACP Strategic Opportunities Fund II, LLC

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Mr. Shugrue is also the portfolio manager for ACP Funds Trust.  The portfolios of ACP Funds Trust- ACP Institutional Series Strategic Opportunities Fund and ACP Advantage Series Strategic Opportunities Fund - invest exclusively in the registrant.

Although ACP does not receive an advisory fee based on account performance, ACP’s management fee changes depending on performance of the portfolio (i.e. ACP earns a greater percentage of assets as a management fee as annual performance of the registrant exceeds 6%.)

Name of Portfolio Manager or Team Member	Type of Other Accounts	Total No. of Other Accounts Managed	Total Assets 12/31/10	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Gary E. Shugrue	Registered Investment Companies:	2	$47.6 million	0	$0
	Other Pooled Investment Vehicles:	0	0	0	$0
	Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

A potential conflict of interest may arise in that Mr. Shugrue directs the ACP Funds Trust portfolios to invest in the registrant, for which he receives compensation.

(a)(3)      Compensation Structure of Portfolio Manager(s) or Management Team Members

As of December 31, 2010, compensation received by the registrant’s Portfolio Manager is a fixed base salary, with a possible year-end bonus based on the financial performance of the investment adviser.  However, Mr. Shugrue, the Portfolio Manager, benefits not because of his bonus but because he is the controlling equity holder in the firm.  As such, the value of his equity and his distributions increase if the registrant’s assets increase and the fund performs well, as described above. Other than as described above, the Portfolio Manager does not receive any compensation from the registrant, the registrant’s investment adviser or any other source with respect to management of the registrant and any other accounts included in the response to paragraph (a)(2)(ii) of this Item 8.  As assets under management grow, it is the intention of Ascendant Capital Partners, LP to retain and attract talented employees through attractive compensation and growth opportunities.

(a)(4)      Disclosure of Securities Ownership

The table below sets forth beneficial ownership of shares of the registrant by the Portfolio Manager as of December 31, 2010.

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Gary E. Shugrue	$10,001 - $50,000

ACP Strategic Opportunities Fund II, LLC

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACP Strategic Opportunities Fund II, LLC

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer
(principal executive officer and principal financial officer)

Date	March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(registrant)	ACP Strategic Opportunities Fund II, LLC

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer
(principal executive officer and principal financial officer)

Date	March 3, 2011

* Print the name and title of each signing officer under his or her signature.